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                                                                   Exhibit 10.22
PETCO ANIMAL SUPPLIES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
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                            EFFECTIVE JANUARY 1, 2001









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                                TABLE OF CONTENTS
                                                                                                            PAGE
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               PURPOSE........................................................................................1

ARTICLE 1      DEFINITIONS....................................................................................1

ARTICLE 2      SELECTION, ENROLLMENT, ELIGIBILITY.............................................................7

      2.1      SELECTION BY COMMITTEE.........................................................................7
      2.2      ENROLLMENT REQUIREMENTS........................................................................7
      2.3      ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.....................................................7
      2.4      TERMINATION OF PARTICIPATION AND/OR DEFERRALS..................................................7

ARTICLE 3      DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING TAXES..........................................7

      3.1      MINIMUM AND MAXIMUM DEFERRALS..................................................................7
      3.2      ELECTION TO DEFER; EFFECT OF ELECTION FORM.....................................................8
      3.3      WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS.........................................................8
      3.4      CEO DISCRETIONARY AWARD AMOUNT.................................................................9
      3.5      ANNUAL COMPANY MATCHING AMOUNT.................................................................9
      3.6      INVESTMENT OF TRUST ASSETS.....................................................................9
      3.7      VESTING........................................................................................9
      3.8      CREDITING/DEBITING OF ACCOUNT BALANCES........................................................10
      3.9      FICA AND OTHER TAXES..........................................................................11

ARTICLE 4      SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION; 401(k)
               ROLL-OVER.....................................................................................12

      4.1      SHORT-TERM PAYOUT.............................................................................12
      4.2      OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM................................................12
      4.3      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.........................12
      4.4      WITHDRAWAL ELECTION...........................................................................13

ARTICLE 5      RETIREMENT BENEFIT............................................................................13

      5.1      RETIREMENT BENEFIT............................................................................13
      5.2      PAYMENT OF RETIREMENT BENEFIT.................................................................13
      5.3      DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT...............................................13

ARTICLE 6      PRE-RETIREMENT SURVIVOR BENEFIT...............................................................14

      6.1      PRE-RETIREMENT SURVIVOR BENEFIT...............................................................14
      6.2      PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT....................................................14



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ARTICLE 7      TERMINATION BENEFIT...........................................................................15

      7.1      TERMINATION BENEFIT...........................................................................15
      7.2      PAYMENT OF TERMINATION BENEFIT................................................................15

ARTICLE 8      DISABILITY WAIVER AND BENEFIT.................................................................15

      8.1      DISABILITY WAIVER.............................................................................15
      8.2      CONTINUED ELIGIBILITY; DISABILITY BENEFIT.....................................................15

ARTICLE 9      BENEFICIARY DESIGNATION.......................................................................16

      9.1      BENEFICIARY...................................................................................16
      9.2      BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT..............................................16
      9.3      ACKNOWLEDGEMENT...............................................................................16
      9.4      NO BENEFICIARY DESIGNATION....................................................................16
      9.5      DOUBT AS TO BENEFICIARY.......................................................................16
      9.6      DISCHARGE OF OBLIGATIONS......................................................................16

ARTICLE 10     LEAVE OF ABSENCE..............................................................................16

      10.1     PAID LEAVE OF ABSENCE.........................................................................16
      10.2     UNPAID LEAVE OF ABSENCE.......................................................................16

ARTICLE 11     TERMINATION, AMENDMENT OR MODIFICATION........................................................17

      11.1     TERMINATION...................................................................................17
      11.2     AMENDMENT.....................................................................................17
      11.3     PLAN AGREEMENT................................................................................17
      11.4     EFFECT OF PAYMENT.............................................................................18

ARTICLE 12     ADMINISTRATION................................................................................18

      12.1     COMMITTEE DUTIES..............................................................................18
      12.2     ADMINISTRATION UPON CHANGE IN CONTROL.........................................................18
      12.3     AGENTS........................................................................................19
      12.4     BINDING EFFECT OF DECISIONS...................................................................19
      12.5     INDEMNITY OF COMMITTEE........................................................................19
      12.6     EMPLOYER INFORMATION..........................................................................19

ARTICLE 13     OTHER BENEFITS AND AGREEMENTS.................................................................20

      13.1     COORDINATION WITH OTHER BENEFITS..............................................................20

ARTICLE 14     CLAIMS PROCEDURES.............................................................................20

      14.1     PRESENTATION OF CLAIM.........................................................................20


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      14.2     NOTIFICATION OF DECISION......................................................................20
      14.3     REVIEW OF A DENIED CLAIM......................................................................20
      14.4     DECISION ON REVIEW............................................................................20
      14.5     LEGAL ACTION..................................................................................21

ARTICLE 15     TRUST.........................................................................................21

      15.1     ESTABLISHMENT OF THE TRUST....................................................................21
      15.2     INTERRELATIONSHIP OF THE PLAN AND THE TRUST...................................................21
      15.3     DISTRIBUTIONS FROM THE TRUST..................................................................21

ARTICLE 16     MISCELLANEOUS.................................................................................21

      16.1     STATUS OF PLAN................................................................................22
      16.2     UNSECURED GENERAL CREDITOR....................................................................22
      16.3     EMPLOYER'S LIABILITY..........................................................................22
      16.4     NONASSIGNABILITY..............................................................................22
      16.5     NOT A CONTRACT OF EMPLOYMENT..................................................................22
      16.6     FURNISHING INFORMATION........................................................................22
      16.7     TERMS.........................................................................................22
      16.8     CAPTIONS......................................................................................23
      16.9     GOVERNING LAW.................................................................................23
      16.10    NOTICE........................................................................................23
      16.11    SUCCESSORS....................................................................................23
      16.13    VALIDITY......................................................................................23
      16.14    INCOMPETENT...................................................................................23
      16.16    DISTRIBUTION IN THE EVENT OF TAXATION.........................................................23
      16.17    INSURANCE.....................................................................................24
      16.18    LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL..........................................24

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                           PETCO ANIMAL SUPPLIES, INC.
                           DEFERRED COMPENSATION PLAN
                            Effective January 1, 2001
                                     PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of PETCO Animal Supplies, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the vested CEO Discretionary Award Account Balance, (iii) the vested Company Matching Account balance, and (iv) any prior account balances, as of December 31, 2000, held under PETCO Animal Supplies, Inc. Nonqualified Deferred Compensation Plans 1001 and 1002. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Annual Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Employer (including this Plan) and shall be calculated to exclude amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Employer; provided however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.3 "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.5.

1.4 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Base Salary, Bonus and Directors Fees that a Participant elects to have deferred, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.



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1.5      "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the last business day of each calendar year. Payments due to be made in any year shall be paid as soon as practicable after the beginning of the year, based upon the participant's Account Balance as of the end of the prior year. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10 year Annual Installment Method, the first payment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Account Balance, calculated as described in this definition.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form established from time-to-time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8      "Board" shall mean the board of directors of the Company.

1.9 "Bonus" shall mean any cash compensation, in addition to Annual Base Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under the Employer's Bonus plans, excluding stock options. Bonus awards which relate to periods of more than one year, or which are discretionary, will be treated as related to the year in which all events have occurred which make the bonus both calculable and payable.

1.10 "CEO Discretionary Award Account" shall mean (i) the sum of the Participant's CEO Discretionary Award Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's CEO Discretionary Award Account, less (iii) all distributions made to the Participant, or his or her Beneficiary, pursuant to this Plan that relate to the Participant's CEO Discretionary Award Account.

1.11 "CEO Discretionary Award Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.4.

1.12     "Change in Control" means:

         (a) Any Person (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934, other than the Company or any of its subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company), or an underwriter temporarily holding securities pursuant to an offering of securities, becomes the Beneficial Owner (as used in Section 13(d) of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (excluding from the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates pursuant to



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                  express authorization by the Board citing this exception)
                  representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities and representing more than the voting power then held by the shareowner that was the largest shareowner at the time conversion occurred; or;

         (b) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director, whose election by the Company's shareowners was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved), (collectively the "Continuing Directors"), cease for any reason to constitute a majority thereof; provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement related to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareowners of the Company at a meeting of shareowners held following consummation of such merger, consolidation, or share exchange; or

         (c) Any of the following occurs: [a] the Directors (and, if needed, the Company's shareowners) approve a plan of complete liquidation of the Company; or [b] the sale, lease, exchange, transfer or other disposition of all or substantially all the Company's assets; or [c] a merger, consolidation, share exchange, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, share exchange or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), more than fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, share exchange or reorganization.

                  However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee directors).

                  The determination of whether a Change in Control has occurred shall be made by the Committee upon request of the Company or the Participant (or beneficiary if Participant is deceased). The Committee may require the Company to furnish evidence to determine, or to enable the Committee to determine whether a Change in Control has occurred. In performing any of its obligations or taking any discretionary action under this Agreement



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                  which is dependent upon a Change in Control having occurred, the Committee will be fully protected in relying on its determination, which may be based upon opinion of counsel selected by the Committee that a Change in Control has occurred, unless such a determination arises out of the Committee's gross negligence or willful misconduct. The Committee determination whether a Change in Control has occurred shall be communicated by the Committee to the Company and to the Participant (and beneficiary, if applicable) and shall be binding and conclusive on all persons.

1.13      "Claimant" shall have the meaning set forth in Section 14.1.

1.14 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time-to-time.

1.15     "Committee" shall mean the committee described in Article 12.

1.16 "Company" shall mean PETCO Animal Supplies, Inc., a Delaware corporation, and any successor to all, or substantially all, of the Company's assets or business.

1.17 "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less (iii) all distributions made to the Participant, or his or her Beneficiary, pursuant to the Plan that relate to the Participant's Company Matching Account.

1.18 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If the Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.8 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.19 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.20 "Director" shall mean any member of the board of directors of the Company.


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1.21     "Directors Fees" shall mean the annual fees paid by any Employer, including retainer fees, meetings fees and committee chair fees, as compensation for serving on the board of directors.

1.22 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Employer's long-term disability plan, or if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.23     "Disability Benefit" shall mean the benefit set forth in Article 8.

1.24 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.25     "Employee" shall mean a person who is an employee of the Employer.

1.26 "Employer" shall mean the Company and/or each of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time-to-time.

1.28 "401(k) Plan" shall be that certain PETCO Animal Supplies 401(k) Plan adopted by the Company, as it may be amended from time-to-time.

1.29 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.30 "Plan" shall mean the Company's Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as may be further amended from time-to-time.

1.31 "Plan Agreement" shall mean a written agreement, as may be amended from time-to-time, which is entered into by and between the Employer and a Participant. Each Plan Agreement executed by a Participant and the Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided however, that any such additional benefits, or benefit limitations, must be agreed to by both the Employer and the Participant.


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1.32     "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.33     "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
         Article 6.

1.34 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from the Employer for any reason other than a leave of absence, death or Disability at such time as (i) the Employee's age equals sixty-five (65), or (ii) the Employee has at least six (6) Years of Service and the sum of the Employee's age and Years of Service equals fifty-five (55) or more; and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with the Employer. If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director; provided however, that such a Participant may elect, at least one year prior to Retirement, and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee.

1.35     "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.36     "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.37     "Termination Benefit" shall mean the benefit set forth in Article 7.

1.38 "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of the Employer, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided however, that such a Participant may elect, at least one year before Termination of Employment and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.39 "Trust" shall mean the grantor trust established pursuant to the Trust Agreement, attached hereto as Exhibit 1, as amended from time-to-time.

1.40 "Trustee" shall mean the designated Trustee acting at any time under the Trust.

1.41 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.42 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and ends on the anniversary of that date and that for the second year commences on first day of the Plan Year during which the first year ended and for each subsequent year is the Plan Year.



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                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees and Directors of the Employer, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan. For purposes of the Plan, the phrase "select group of management or highly compensated employees" shall include, but not be limited to, those individuals employed as an executive officer, senior officer, or corporate officer of the Employer, all as determined by the Committee.

2.2 ENROLLMENT REQUIREMENTS. As a condition of participation, each selected Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is notified of selection to participate in the Plan. In addition, the Committee shall establish from time-to-time such other enrollment requirements as it determines in its sole discretion to be necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee or Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, such Employee or Director shall commence participation in the Plan as soon as administratively practical following the date on which the Employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the period required, in accordance with
         Section 2.2, that Employee or Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to, and acceptance by, the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
              DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1      MINIMUM AND MAXIMUM DEFERRALS.

         (a) ANNUAL BASE SALARY, BONUS AND DIRECTOR'S FEES. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary, Bonus and/or Director's Fees in the following percentages or dollar amounts for each deferral elected:

                 ------------------------------- ------------------ -----------
                           DEFERRAL                MINIMUM AMOUNT     MAXIMUM
                 ------------------------------- ------------------ -----------
                   Annual Base Salary                  N/A              75%
                 ------------------------------- ------------------ -----------
                   Bonus                               N/A              100%
                 ------------------------------- ------------------ -----------
                   Combined Annual Base Salary      $1,500.00           N/A
                   and Bonus
                 ------------------------------- ------------------ -----------
                   Directors Fees                   $1,500.00           100%
                 ------------------------------- ------------------ -----------

                  If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

         (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum Annual Base Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the maximum Annual Deferral Amount, with respect to Annual Base Salary, Bonus and Directors Fees shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.2      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary, or desirable under the Plan, shall be made by every participant by timely delivery to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.3 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Annual Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Base Salary payroll period in equal amounts, as adjusted from time-to-time for increases and decreases in Annual Base Salary. The Bonus and/or Directors Fees portion of the Annual Deferral Amount shall be withheld at the time the Bonus or Directors Fees are, or otherwise would be paid, to the Participant.

3.4 CEO DISCRETIONARY AWARD AMOUNT. For each Plan Year, and at any time during a Plan Year, an Employer, in its sole discretion may, but is not required to, credit any amount it desires, subject to approval by the Company's Board, to any Participant's CEO Discretionary Award Account under this Plan. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants may receive a CEO Discretionary Award Amount for that Plan year. The Discretionary Award Amount, if any, shall be credited as of the date the Employer presents the Discretionary Award to the Participant.

3.5 ANNUAL COMPANY MATCHING AMOUNT. A Participant's Annual Company Matching Amount for any Plan Year shall be equal to 50% of the Participant's Annual Deferral Amount for such Plan Year, but limited to a total of 6% of the Participant's Annual Base Salary, reduced by the maximum amount of matching contribution that could have been allocated to the Participant under the Company 401(k) Plan for the year of the 401(k) Plan that corresponds to the Plan Year, determined as if the Participant had contributed the maximum amount that would have been permitted for contribution by the Participant. If a Participant is not employed by the Employer, or is no longer providing services as a Director, as of the last day of a Plan Year other than by reason of his or her Retirement, death or termination of employment in a Plan Year during which there is a Change in Control, the Annual Company Matching Amount for such plan shall be zero. In the event of Retirement, Disability, death or termination of employment in a Plan Year during which there is a Change in Control, a Participant shall be credited with the Annual Company Matching Amount for the Plan Year in which he or she Retires, becomes disabled, dies or terminates during a Plan Year in which there is a Change in Control.

3.6 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.7      VESTING.

         (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

         (b) A Participant shall be vested in his or her CEO Discretionary Award Account as follows: (i) with respect to all benefits under this Plan other than the Termination Benefit, a Participant's vested CEO Discretionary Award Account shall equal 100% of such Participant's CEO Discretionary Award Account; and (ii) with respect to the Termination Benefit, the Participant shall vest in each of his or her CEO Discretionary Award Amounts, and earnings or losses credited or debited thereon, on the earlier of: (iii) a date selected by the chief executive officer of the Company; or (iv) the third (3rd) anniversary of the date such Discretionary Award Amount was first credited to his or her Discretionary Award Account

         (d) A Participant shall at all times be 100% vested in his or her Company Matching Account. Notwithstanding anything to the contrary contained in this Section 3.7, in the event of a Change in Control, a Participant's CEO Discretionary Award Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

                  Notwithstanding Section 3.7 and subsections 3.8(d), the vesting schedule for a Participant's CEO Discretionary Award Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Company (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

                  Notwithstanding anything to the contrary contained in this Plan if a Participant admits to, is convicted of or pleads no contest to embezzlement or theft of company assets or property such Participant shall forfeit all or a portion of his or her Account Balance as determined by the Company in its sole discretion.

3.8 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial deferral election in accordance with
                  Section 3.2(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.8(c) below) to be used to determine the additional amounts to be credited to his or her Account Balance for the first day in which the Participant commences participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to change the portion of his or her Account Balance allocated to each previously elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next business day and continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

         (b)      PROPORTIONATE ALLOCATION. In making any election described in
                  Section 3.8(a) above, the Participant shall specify on the Election Form, in increments of whole percentage points, the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

         (c) MEASUREMENT FUNDS. The Participant may elect one or more measurement funds (the "Measurement Funds") for the purpose of crediting and/or debiting amounts to his or her Account Balance. The available Measurement Funds will be selected by the Committee, in its sole discretion, and communicated to Participants in the enrollment materials or in periodic notices.

                  As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund.

         (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such business day at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any day was invested in the Measurement Fund(s) selected by the Participant no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Annual Base Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such day, no earlier than one business day prior to the distribution, at the closing price on such date. The Participant's Annual Company Matching Amount shall be credited to his or her Company Matching Account for purposes of this Section 3.8(d) as of the close of business on the first business day in February of the Plan Year following the Plan Year to which it relates.

         (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.9      FICA AND OTHER TAXES.

         (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Base Salary and Bonus that is not being deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.9.

         (b) COMPANY MATCHING AMOUNTS AND CEO DISCRETIONARY AWARD AMOUNTS. When a participant becomes vested in a portion of his or her Company Matching Account and/or CEO Discretionary Award Amount, the Employer shall withhold from the Participant's Annual Base Salary and/or Bonus that is not deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes or such amount. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account or CEO Discretionary Award Amount, as the case may be, in order to comply with this
                  Section 3.9.

         (c) DISTRIBUTIONS. The Employer, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer and the trustee of the Trust.

                                    ARTICLE 4
             SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section 3.8 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out as soon as administratively practicable after the last day of any Plan Year designated by the Participant that is at least two Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a two year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2001, the two year Short-Term Payout would become payable as soon as administratively possible after January 1, 2004.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's

         Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made as soon as administratively practicable after the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time-to-time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount as soon as administratively possible after his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for the remainder of the Plan Year in which the Withdrawal Amount is paid and the following Plan Year. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.

                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method ranging from 2 to 10 years. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence as soon as administratively practicable after the last day of the Plan Year in which the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement, but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment, or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. The Pre-Retirement Survivor Benefit shall be payable in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is more than $100,000, payment of the Pre-Retirement Survivor Benefit may be made in the sole discretion of the Committee, pursuant to an Annual Installment Method over 3 years. The lump sum payment shall be made, or installment payments shall commence as soon as administratively practicable after the last day of the Plan Year in which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be payable in a lump sum if the Participant's Account Balance is less than, or equal to $100,000. If the Participant's Account Balance at the time of his or her Termination of Employment is greater than that amount, payment of the Termination of Employment Benefit shall be made pursuant to an Annual Installment Method over 3 years. Despite the foregoing, in the sole discretion of the Committee, a lump sum payment may be made in lieu of the Annual Installment method. The lump sum payment shall be made, or installment payments shall commence, as soon as administratively practicable after the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT

8.1      DISABILITY WAIVER.

         (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability and is receiving less than 100% of current Annual Base Salary shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Annual Base Salary, Bonus and/or Directors Fees for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

         (b) RETURN TO WORK. If a Participant returns to employment, or service as a Director, with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to, and accepted by, the Committee for each such election in accordance with Section 3.2 above.

8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of the Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles.

                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as, or different from, the Beneficiary designation under any other plan of the Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time-to-time. Upon acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Employer and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires, or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although the Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Employer will continue the Plan, or will not terminate the Plan at any time in the future. Accordingly, the Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any, or all, of its participating Employees and Directors. Upon the termination of the Plan with respect to the Employer, the Plan Agreements of the affected Participants who are employed by the Employer, or in the service of that Employer as Directors, shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, the Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 10 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, the Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the remaining Account Balance in a lump sum.

11.2 AMENDMENT. The Employer reserves the right to amend any provisions of the Plan at any time without the consent of the Participant or any Beneficiary; provided however, that without a Participant's prior written consent, no such amendment shall impair, or adversely affect, the rights of any Participant or Beneficiary with respect to either any amounts deferred or contributions made or authorized before such amendment is made by the Employer or any earnings on such amounts credited to a Participant's Account Balance before such amendment. In no event will an amendment or modification of this Section 11.2, 11.3 or Section 12.2 of the Plan be effective with respect to amounts credited to the Participant's Account Balance prior to the amendment, or earnings credited thereafter.

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend, or terminate, such provisions with the written consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, 7, 8 or 11 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by the Compensation Committee ("Committee")of the Company. Members of the Committee may be Participants under this Plan. The Committee shall be the "Administrator" of the Plan. As Administrator, the Committee shall also have the discretion and authority to (i) make, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, or the Company.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. Upon and after the occurrence of a Change in Control, all the responsibilities of the Committee, except the investment of Trust Assets, shall be transferred to an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer (the "Ex-CEO"). The independent third party shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided however, upon and after the occurrence of a Change in Control, the independent third party shall have no power to direct the investment of Plan or Trust assets, or select any investment manager or custodial firm for the Plan or Trust. These investment powers/responsibilities shall remain with the Committee. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the independent third party; (2) indemnify the independent third party against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the independent third party hereunder, except with respect to matters resulting from the gross negligence, or willful misconduct, of the independent third party or its employees or agents; and (3) supply full and timely information to the independent third party on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the independent third party may reasonably require. Upon and after a Change in Control, the independent third party may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. If the Ex-CEO is not living or cannot be located or is incapacitated, the duties of the Ex-CEO shall default first to the Chief Operating Officer, if capable, if not, then the Chief Financial Officer if capable, and if not, then the Corporate Secretary, in each case meaning the individual last holding such office before the Change in Control. The Trustee shall make the determination of capacity. Upon and after a Change in Control, the independent third party so selected may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee may, from time-to-time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time-to-time consult with counsel who may be counsel to the Employer.

12.4 BINDING EFFECT OF DECISIONS. The Administrator shall be vested with sole discretionary authority (i) to construe and interpret the Plan, its Trust, and related Plan documents (collectively referred to as "Documents"), their terms, and any rules and regulations promulgated thereunder, including but not limited to resolving ambiguities, inconsistencies and omissions, (ii) to construe and interpret the Federal and state laws and regulations that relate to the Documents,
         (iii) to decide all factual questions arising in connection with the Documents, and (iv) to decide all other questions arising in connection with the Documents, including but not limited to, determinations of eligibility, entitlement to benefits, and vesting. All findings of the Plan Administrator shall be final and shall be binding and conclusive upon all persons having any interest in the Plan and Trust.

12.5 INDEMNITY OF COMMITTEE. The Employer shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee, or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and the Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (c)      such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15
                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and the Employer shall at least annually transfer over to the Trust such cash and/or cash equivalent assets that are equal in amount to the increase in each Participant's Deferral Account Balance for the preceding twelve (12) month period. In addition, the Employer shall at least annually transfer over to the Trust such additional assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, CEO Discretionary Award Amounts, and Company Matching Amounts for Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer. As soon as administratively practicable following a Change in Control, the Company shall transfer over to the Trust a sufficient amount of cash and/or cash equivalent assets so that the liquidation value of the Trust's cash and/or cash equivalent assets are at least equal to the sum of all Account Balances under the Plan which Account Balances shall include any Company Matching Amounts that have accrued during the Plan Year in which the Change in Control occurred.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employer, Participants and the creditors of the Employer to the assets transferred to the Trust. The Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. The Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Employer. For purposes of the payment of benefits under this Plan, any and all of the Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. The Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. The Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant, nor any other person, shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's, or any other person's, bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time, for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer, either as an Employee or a Director, or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant, or his or her Beneficiary, will cooperate with the Committee by furnishing any, and all information, requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required, or permitted, to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                         Compensation Committee
                         ---------------------------------------------
                         Attention: Compensation and Benefits Manager
                         ---------------------------------------------
                         PETCO Animal Supplies, Inc.
                         ---------------------------------------------
                         9125 Rehco Road
                         ---------------------------------------------
                         San Diego, CA  92121
                         ---------------------------------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative, or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14    DISTRIBUTION IN THE EVENT OF TAXATION.

         (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the Administrator after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), the Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

         (b) TRUST. If the Trust terminates in accordance with its terms, and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 INSURANCE. The Employer, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employer or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employer shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company, or companies, to whom the Employer has applied for insurance.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and the Employer is aware that upon the occurrence of a Change in Control, the Board, or the board of directors of the Employer (which might then be composed of new members), or a shareholder of the Company or the Employer, or of any successor corporation might then cause or attempt to cause the Company, the Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Employer or any director, officer, shareholder or other person affiliated with the Company, the Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of this ___ day of ________, 2000.


                            "Company"
                            PETCO Animal Supplies, Inc., a Delaware  corporation



                            By:
                                ----------------------------------
                            Title:
                                  --------------------------------